                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA



IN RE:  TAL WIRELESS NETWORKS, INC.                     CASE NO: 97-58435 MM
                                                                -------------

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

--------------------------------------------------------------------------------

                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED     November, 1998
           -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                 END OF             END OF              AS OF
                                                                                CURRENT             PRIOR              PETITION
2.  ASSET/LIABILITY SUMMARY                                                      MONTH              MONTH               FILING
                                                                                 -----              -----               -----
      Current Assets (Market Value)                                              $157,279           $159,920            $245,867
                                                                         -----------------  -----------------   -----------------
      Total Assets (Market Value)                                              $3,457,279         $3,459,920          $5,665,985
                                                                         -----------------  -----------------   -----------------
      Current Liabilities                                                        $178,591           $165,504                  $0
                                                                         -----------------  -----------------   -----------------
      Total Liabilities                                                        $5,645,626         $5,632,539          $5,467,035
                                                                         -----------------  -----------------   -----------------
                                                                                                                      PETITION
                                                                                CURRENT             PRIOR              DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                         MONTH              MONTH             MONTH END
                                                                                 -----              -----             ---------
      a.  Total Receipts                                                               $0           $130,000            $157,213
                                                                          ----------------  -----------------   -----------------
      b.  Total Disbursements                                                      $2,641               $720             $36,415
                                                                          ----------------  -----------------   -----------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)              ($2,641)          $129,280            $120,798
                                                                          ----------------  -----------------   -----------------
      d.  Cash Balance Beginning of Month                                        $139,920            $10,640    -----------------
                                                                          ----------------  -----------------
      e.  Cash Balance End of Month (c + d)                                      $137,279           $139,920
                                                                          ----------------  -----------------
                                                                          ----------------  -----------------
4.  POST-PETITION LIABILITIES & RECEIVABLES                                  RECEIVABLES                            LIABILITIES
                                                                             -----------                            -----------
      Balance at End of Previous Month                                            $20,000                               $141,548
                                                                          ----------------                      -----------------
      Balance at End of Current Month                                             $20,000                               $178,591
                                                                          ----------------                      -----------------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)                                $433
                                                                          ----------------
      Balance at End of Current Month (over 30 days)                                 $433
                                                                          ----------------
                                                                                           YES                  NO
6.  Are all federal, state, and local taxes current? (if no, attach schedule of
    unpaid items)                                                                           X
                                                                                            -----------------   -----------------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                              X
                                                                                            -----------------   -----------------
8.  Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason for payment,
    and name of payee)                                                                                           X
                                                                                            -----------------   -----------------
9.  Have any payments been made to professionals? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                              X
                                                                                            -----------------   -----------------
10. If you answered yes to line 7,8, or 9, were all such payments approved by
    the court?                                                                             #-----------------   -----------------

11. Is the estate insured for replacement cost of assets and for general liability?         N/A
                                                                                            -----------------   -----------------
12. Are U.S. Trustee quarterly fees current?                                                X
                                                                                            -----------------   -----------------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


    Date:   December 18, 1998               Richard J Redett
            -------------------------       -----------------------------------
                                                  Responsible Individual

                                 BALANCE SHEET
                            (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED           November, 1998
                                               --------------

                                  ($       )
                                   --------

   ASSETS

                                                                                  FROM SCHEDULES            MARKET VALUE
                                                                                  --------------            ------------
     CURRENT ASSETS
 1      Cash and cash equivalents - unrestricted                                                                    $137,279
                                                                                                        ---------------------
 2      Cash and cash equivalents - restricted                                                                            $0
                                                                                                        ---------------------
 3      Accounts receivable (net)                                                        A                           $20,000
                                                                                                        ---------------------
 4      Inventory                                                                        B                                $0
                                                                                                        ---------------------
 5      Prepaid expenses                                                                                                  $0
                                                                                                        ---------------------
 6      Other:
               ----------------------------------------------------                                     ---------------------
 7
        -----------------------------------------------------------                                     ---------------------

 8         TOTAL CURRENT ASSETS                                                                                     $157,279
                                                                                                        ---------------------


     PROPERTY AND EQUIPMENT (MARKET VALUE)
 9      Real property                                                                    C                                $0
                                                                                                        ---------------------
10      Machinery and equipment                                                          D                                $0
                                                                                                        ---------------------
11      Furniture and fixtures                                                           D                                $0
                                                                                                        ---------------------
12      Office equipment                                                                 D                                $0
                                                                                                        ---------------------
13      Leasehold improvements                                                           D                                $0
                                                                                                        ---------------------
14      Vehicles                                                                         D                                $0
                                                                                                        ---------------------
15      Other:                                                                           D
               ----------------------------------------------------                                     ---------------------
16                                                                                       D
        -----------------------------------------------------------                                     ---------------------
17                                                                                       D
        -----------------------------------------------------------                                     ---------------------
18                                                                                       D
        -----------------------------------------------------------                                     ---------------------
19                                                                                       D
        -----------------------------------------------------------                                     ---------------------

20         TOTAL PROPERTY AND EQUIPMENT                                                                                   $0
                                                                                                        ---------------------

     OTHER ASSETS
21      Notes receivable-net of allowances                                                                        $3,000,000
        -----------------------------------------------------------                                     ---------------------
22      Investment-NST                                                                                              $300,000
        -----------------------------------------------------------                                     ---------------------
23      Investment-subs                                                                                                   $0
        -----------------------------------------------------------                                     ---------------------
24      Accounts receivable-intercompany net of allowances                                                                $0
        -----------------------------------------------------------                                     ---------------------

25         TOTAL OTHER ASSETS                                                                                     $3,300,000
                                                                                                        ---------------------

26         TOTAL ASSETS                                                                                           $3,457,279
                                                                                                        ---------------------
                                                                                                        ---------------------

   NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

                            LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

                                   ($       )
                                    --------


   LIABILITIES                                                                    FROM SCHEDULES
         POST-PETITION
     CURRENT LIABILITIES
27      Salaries and wages
                                                                                                        ---------------------
28      Payroll taxes
                                                                                                        ---------------------
29      Real and personal property taxes
                                                                                                        ---------------------
30      Income taxes
                                                                                                        ---------------------
31      Notes payable (short term)
                                                                                                        ---------------------
32      Accounts payable (trade)                                                         A                              $433
                                                                                                        ---------------------
33      Real property lease arrearage
                                                                                                        ---------------------
34      Personal property lease arrearage
                                                                                                        ---------------------
35      Accrued professional fees                                                                                   $178,158
                                                                                                        ---------------------
36      Current portion of long-term debt (due within 12 months)
                                                                                                        ---------------------
37      Other:
                           ----------------------------------------                                     ---------------------
38
        -----------------------------------------------------------                                     ---------------------
39
        -----------------------------------------------------------                                     ---------------------

40      TOTAL CURRENT LIABILITIES                                                                                   $178,591
                                                                                                        ---------------------

41   LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                        ---------------------

42      TOTAL POST-PETITION LIABILITIES                                                                             $178,591
                                                                                                        ---------------------

  PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43      Secured claims                                                                   E                          $100,000
                                                                                                        ---------------------
44      Priority unsecured claims                                                        E                          $101,776
                                                                                                        ---------------------
45      General unsecured claims                                                         E                        $5,265,259
                                                                                                        ---------------------

46      TOTAL PRE-PETITION LIABILITIES                                                                            $5,467,035
                                                                                                        ---------------------

47      TOTAL LIABILITIES                                                                                         $5,645,626
                                                                                                        ---------------------
  EQUITY (DEFICIT)

48         Preferred Stock                                                                                           $80,000
           ----------------------------------------------------------------                            ----------------------
49         Common Stock                                                                                              $28,846
           ----------------------------------------------------------------                            ----------------------
50         Additional Paid-In Capital                                                                            $18,461,441
           ----------------------------------------------------------------                            ----------------------
51         Accumulated Deficit                                                                                  ($20,723,891)
           ----------------------------------------------------------------                            ----------------------
52    Market value adjustment                                                                                       ($34,743)
                                                                                                       ----------------------
53      TOTAL EQUITY (DEFICIT)                                                                                   ($2,188,347)
                                                                                                       ----------------------


54      TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                    $3,457,279
                                                                                                       ----------------------
                                                                                                       ----------------------

                                  SCHEDULES
                           (GENERAL BUSINESS CASE)
                                  ($       )
                                    -------

                                  SCHEDULE A
                       ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                       ACCOUNTS          ACCOUNTS PAYABLE                 PAST DUE
Receivables and Payables Ageings                      RECEIVABLE          [POST PETITION]            POST PETITION DEBT
                                                      ----------         ----------------            ------------------
   0 -30 Days
                                                   -----------------    ------------------
                                                                                             --
   31-60 Days
                                                   -----------------    ------------------
   61-90 Days                                                                         $84                          $433
                                                   -----------------    ------------------          --------------------
   91+ Days                                                 $20,000                  $349
                                                   -----------------    ------------------   --
   Total accounts receivable/payable                        $20,000                  $433
                                                   -----------------    ------------------
                                                                        ------------------
   Allowance for doubtful accounts
                                                   -----------------
   Accounts receivable (net)                                $20,000
                                                   -----------------
                                                   -----------------

                                  SCHEDULE B
                         INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                      COST OF GOODS SOLD
----------------------------------                                      ------------------
                                                  INVENTORY(IES)        Inventory Beginning of Month
                                                    BALANCE AT                                           -----------------------
                                                   END OF MONTH
                                                   ------------
                                                                        Add -
Retail/Restaurants -                                                            Net purchases
    Product for resale                                                                                   -----------------------
                                               ---------------------            Direct labor
Distribution -                                                                                           -----------------------
    Product for resale                                                          Manufacturing overhead
                                               ---------------------                                     -----------------------
Manufacturer -                                                                  Freight in
    Raw materials                                                                                        -----------------------
                                               ---------------------            Other:
    Work-in-progress
                                               ---------------------            ------------------------ -----------------------
    Finished goods
                                               ---------------------            ------------------------ -----------------------
                                                                        Less -
Other -                                                                         Inventory End of Month
                                               ---------------------                                     -----------------------
    Explain                                                                     Shrinkage
           ------------------------------                                                                -----------------------
    -------------------------------------                                       Personal Use
                                                                                                         -----------------------

         TOTAL                                                   $0     Cost of Goods Sold                                   $0
                                              -----------------------                                    -----------------------
                                              -----------------------                                    -----------------------


METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
---------------------------                                             ---------------------------
Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory valuation used.
                        Yes             No
                            ----           ----
How often do you take a complete physical inventory?                    Valuation methods -
                                                                                FIFO cost
    Weekly                                                                                              --------------------
                            ----                                                LIFO cost
    Monthly                                                                                             --------------------
                            ----                                                Lower of cost or
    Quarterly                                                                     market
                            ----                                                                        --------------------
    Semi-annually                                                               Retail method
                            ----                                                                        --------------------
    Annually                                                                    Other -
                            ----                                                                        --------------------
Date of last physical inventory was            Unknown                             Explain
                                               ---------------------
                                                                                   -----------------------------------------
Date of next physical inventory is             N/A
                                               ---------------------               -----------------------------------------

                                   SCHEDULE C
                                 REAL PROPERTY


DESCRIPTION                                                                  COST                     MARKET VALUE
-----------                                                                  ----                     ------------
None
---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------
     TOTAL                                                                             $0                            $0
                                                                      --------------------       -----------------------
                                                                      --------------------       -----------------------

                                  SCHEDULE D
                           OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                  COST                     MARKET VALUE
-----------                                                                  ----                     ------------
MACHINERY & EQUIPMENT -

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------
     TOTAL                                                                             $0                            $0
                                                                      --------------------       -----------------------
                                                                      --------------------       -----------------------

FURNITURE & FIXTURES -

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------
     TOTAL                                                                             $0                            $0
                                                                      --------------------       -----------------------
                                                                      --------------------       -----------------------

OFFICE EQUIPMENT -

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------
     TOTAL                                                                             $0                            $0
                                                                      --------------------       -----------------------
                                                                      --------------------       -----------------------

LEASEHOLD IMPROVEMENTS -

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------
     TOTAL                                                                             $0                            $0
                                                                      --------------------       -----------------------
                                                                      --------------------       -----------------------

VEHICLES -

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------

---------------------------------------------------------------       --------------------       -----------------------
     TOTAL                                                                             $0                            $0
                                                                      --------------------       -----------------------
                                                                      --------------------       -----------------------

                                  SCHEDULE E
                           PRE-PETITION LIABILITIES

                                                                             CLAIMED                     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT                     AMOUNT (B)
-------------------------------------------                                  ------                     ----------
   Secured claims  (a)                                                           $100,000
                                                                      --------------------       -----------------------
   Priority claims other than taxes
                                                                      --------------------       -----------------------
   Priority tax claims                                                           $101,776
                                                                      --------------------       -----------------------
   General unsecured claims                                                    $5,265,259
                                                                      --------------------       -----------------------

    (a)  List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                  SCHEDULE F
                           RENTAL INCOME INFORMATION
                   Not Applicable to General Business Cases.

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)
                       FOR THE MONTH ENDED November, 1998
                                           --------------
                              $
                               ----------------

            CURRENT MONTH
-------------------------------------                                                       CUMULATIVE    NEXT MONTH
 ACTUAL        FORECAST     VARIANCE                                                      (CASE TO DATE)   FORECAST
 ------        --------     --------                                                      --------------   --------
                                            REVENUES
                                  $0    1     Gross Sales                                       $7,000
-----------  -----------  -----------                                                      ------------  -------------
                                  $0    2     less: Sales Returns & Allowances
-----------  -----------  -----------                                                      ------------  -------------
                                  $0    3     Net Sales                                         $7,000              $0
-----------  -----------  -----------                                                      ------------  -------------
                                  $0    4     less: Cost of Goods Sold    (Schedule 'B')       $68,271
-----------  -----------  -----------                                                      ------------  -------------
                                  $0    5     Gross Profit                                    ($61,271)             $0
-----------  -----------  -----------                                                      ------------  -------------
                                  $0    6     Interest                                             $92
-----------  -----------  -----------                                                      ------------  -------------
                                        7     Other Income:
                                  $0    8     Miscellaneous                                       $996
-----------  -----------  -----------         -----------------------------------------    ------------  -------------
                                  $0    9     Insurance Settlement                            $130,000
-----------  -----------  -----------         -----------------------------------------    ------------  -------------

        $0           $0           $0   10          TOTAL REVENUES                              $69,817              $0
-----------  -----------  -----------                                                      ------------  -------------


                                            EXPENSES
                                  $0   11     Compensation to Owner(s)/Officer(s)
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   12     Salaries/Commissions
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   13     Management Fees
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   14     Depreciation
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   15     Taxes:
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   16          Employer Payroll Taxes
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   17          Real Property Taxes
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   18          Other Taxes
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   19     Other Selling
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   20     Other Administrative                              $1,735
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   21     Write-off Investment Subs                       $112,618
-----------  -----------  -----------                                                      ------------  --------------
                                       22     Other Expenses:
    $1,650                   ($1,650)  23     Storage Rental                                    $3,251
-----------  -----------  -----------         ------------------------------------------   ------------  --------------
                                  $0   24     Accounting                                        $1,510
-----------  -----------  -----------         ------------------------------------------   ------------  --------------
                                  $0   25     Press Release                                       $625
-----------  -----------  -----------         ------------------------------------------   ------------  --------------
                                  $0   26     Telecommunications                                $5,015
-----------  -----------  -----------         ------------------------------------------   ------------  --------------
      $991                     ($991)  27     SEC Reporting                                     $5,406
-----------  -----------  -----------         ------------------------------------------   ------------  --------------
                                  $0   28     Litigation Costs                                  $1,193
-----------  -----------  -----------         ------------------------------------------   ------------  --------------
                                  $0   29     Write-off of Accounts Receivable                 $55,156
-----------  -----------  -----------         ------------------------------------------   ------------  --------------
                                  $0   30     Writedown of Notes Receivable                 $2,000,000
-----------  -----------  -----------         ------------------------------------------   ------------  --------------

    $2,641           $0      ($2,641)  31          TOTAL EXPENSES                           $2,186,509              $0
-----------  -----------  -----------                                                      ------------  --------------

   ($2,641)          $0      ($2,641)  32   SUBTOTAL                                       ($2,116,692)             $0
-----------  -----------  -----------                                                      ------------  --------------

                                            REORGANIZATION ITEMS
   $13,087                  ($13,087)  33     Professional Fees                               $270,426
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   34     Provisions for Rejected Executory Contracts
-----------  -----------  -----------                                                      ------------  --------------
                                              Interest Earned on Accumulated Cash
                                  $0   35           Resulting from Chp 11 Case
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   36     Gain or (Loss) from Sale of Equipment             $4,592
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   37     US Trustee Fees                                   $1,250
-----------  -----------  -----------          -----------------------------------------   ------------  --------------
                                  $0   38     Gain or (Loss) from Sale of Investments
-----------  -----------  -----------          -----------------------------------------   ------------  --------------

   $13,087           $0     ($13,087)  39           TOTAL REORGANIZATION ITEMS                $267,084              $0
-----------  -----------  -----------                                                      ------------  --------------

  ($15,728)          $0     ($15,728)  40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES ($2,383,776)             $0
-----------  -----------  -----------                                                      ------------  --------------
                                  $0   41     Federal & State Income Taxes
-----------  -----------  -----------                                                      ------------  --------------

  ($15,728)          $0     ($15,728)  42   NET PROFIT (LOSS)                              ($2,383,776)             $0
-----------  -----------  -----------                                                      ------------  --------------
-----------  -----------  -----------                                                      ------------  --------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED November, 1998
                                          --------------



CASH BALANCE BEGINNING OF MONTH                                         $139,920
                                                            ---------------------

CASH RECEIPTS  (1)                                                            $0
                                                            ---------------------

CASH DISBURSEMENTS  (1)                                                   $2,641
                                                            ---------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                       ($2,641)
                                                            ---------------------

CASH BALANCE END OF MONTH                                               $137,279
                                                            ---------------------
                                                            ---------------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                               ACCOUNT 1                ACCOUNT 2                ACCOUNT 3
                                               ---------                ---------                ---------
BANK                                     Wells Fargo
                                         ----------------------   ----------------------    ---------------------
ACCOUNT TYPE                             Checking
                                         ----------------------   ----------------------    ---------------------
ACCOUNT NO.                              0114-458243
                                         ----------------------   ----------------------    ---------------------
ACCOUNT PURPOSE                          General
                                         ----------------------   ----------------------    ---------------------

BALANCE, END OF MONTH                                 $137,279
                                         ----------------------   ----------------------    ---------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                  $137,279
                                         ----------------------
                                         ----------------------


(1) Excluding bank transfers between your accounts.